Exhibit 10.15

Asset Transfer Agreement

Party A (transferor): Yingxuan Heavy Industry Co., Ltd

Party B (transferee): Shandong Hongli Special Section Tube Co., Ltd

Based on the principle of equality and mutual benefit, in accordance with the civil code of the People’s Republic of China and other relevant laws and regulations, and through equal consultation, Party A and Party B have reached the following agreement on the transfer of assets:

I、 Basic information of the assets transferred by Party A:

1. The assets transferred under this agreement include aboveground buildings, structures and supporting facilities (hereinafter referred to as the “Buildings”).

2. Location of the building transferred under this Agreement:

It is located in the east of Baochang Road, the north of North Outer Ring Street, the West of Changle Keyuan Paper Co., Ltd. and the South of Shijiazhuang Street in Changle County.

3. There is no Real Estate Ownership Certificate for the aboveground buildings, and the specific area is shown in the appendix.

4. See the appendix for the aboveground buildings, structures and supporting facilities transferred by this agreement.

II、 Price and payment

1. The transfer price of the assets mentioned in Article 1 of this agreement transferred by Party A to Party B is 12,253,343.53 yuan (in words, twelve million two hundred and fifty-three thousand three hundred and forty-three yuan and fifty-three cents, this price does not include tax, and the tax shall be borne by Party B).

Party B shall pay and bear the interest in installments, with an annual interest rate of 7%.

2. Party B shall pay Party A 5 million yuan (five million yuan in words) before December 31, 2021.

3. Party B shall pay Party A 5 million yuan (five million yuan in words) before December 31, 2022.

4. Party B shall pay Party A 2,253,343.53 yuan (in words, two million two hundred fifty-three thousand three hundred forty-three yuan and fifty-three cents) before December 31, 2023.

5. Party A shall issue a receipt to Party B after receiving the transfer fee from Party B.

After the signing of this agreement, Party B shall pay interest to Party A annually. The interest payment time is before December 31 of each year. The calculation method of interest is (12,253,343.53 yuan - accumulated principal paid) * interest days * annual interest rate /360. The interest days are from the date of signing the contract to the date of each payment node. (for example, on December 31, 2021, the interest payable by Party B is: (12,253,343.53 yuan - accumulated principal paid) * interest days (December 31, 2021 - the date of contract signing)

Ⅲ、 Delivery of buildings

By January 1, 2021, Party A has delivered all the Buildings involved in this agreement to Party B.

Ⅳ、 Special agreement:

After applying for the property ownership certificate for the Buildings, if Party B applies for the mortgage loan with the above-mentioned aboveground building, Party B shall unconditionally pay all the money to Party A within 3 days after the mortgage bank makes the loan; If Party B cannot obtain the mortgage loan, Party B shall unconditionally cooperate with Party A to handle the pledge, mortgage and other procedures of land and real estate with the relevant departments within 5 days after the real estate is registered in Party B’s name, and the relevant expenses shall be borne by Party B. If Party B delays in paying or handling, it shall be implemented in accordance with Article 7 of this agreement.

2. The ownership of the aboveground buildings involved in this agreement that have not obtained the property ownership certificate shall be transferred to Party B after Party B has paid all the transfer fees.

3. Whereas Party B has commenced the usage of the Buildings from January 1, 2021, the property tax and all the other tax shall be borne by Party B on the Buildings shall be borne by Party B.

Ⅴ、 Contract termination clause

If Party B delays the payment for more than 30 days, Party A has the right to terminate the contract from the date when the notice of termination reaches Party B.

Ⅵ、 Liability for breach of contract

If Party B fails to pay the transfer amount and interest in accordance with this agreement, it shall pay liquidated damages to Party A at the rate of 0.05% of the unpaid amount payable for each overdue day.

Ⅶ、 Dispute resolution and delivery

1. All disputes arising from this Agreement and the matters related to this Agreement shall be first resolved by both parties through negotiation. If the negotiation fails, it shall be decided by the People’s Court where Party A is located.

2. Party A and Party B have made the following agreements on the various notices and relevant documents of this Agreement and the matters hereof, as well as the delivery addresses and legal consequences of relevant documents and court litigation documents in case of disputes over the matters hereof:

(1) The notification and delivery methods of this Agreement and the matters related to this agreement include written letters, e-mails, text messages, faxes and other methods.

(2) Party A and Party B confirm that the contact information and delivery address are as follows:

Party A:	Party B:

Address:	Address:

Tel:	Tel:

Fax number:	Fax Number:

Email:	Email:

(3) The scope of application of the above contact information and address includes the delivery of all kinds of notices, agreements and other documents when the parties to this Agreement are not suing, as well as relevant documents and court litigation documents when there is a dispute about this Agreement and the related matters of this agreement, and it is also applicable to all stages after the dispute about this Agreement and the related matters of this Agreement enters the judicial proceedings.

(4) Each party to this Agreement and its subsidiary agreements hereby guarantees that the above contact information and service address are accurate and effective. If there is any change in the above contact information and service address, it shall notify the other party or the People’s Court (the dispute has entered judicial proceedings) in writing three working days in advance of the change of service address. If it is delivered by e-mail, fax, SMS, etc., it shall be deemed to be delivered when it is sent according to the e-mail address, fax, mobile phone number agreed in this Agreement; In case of delivery by written mail, if the communication address and contact information provided or confirmed above are inaccurate, or the communication address and contact information are not timely informed to the other party or the People’s Court after change, or the party refuses to sign for it, the date of return of the relevant notice, agreement or litigation document shall be deemed as the date of delivery.

Ⅷ、 This contract takes effect after being signed or sealed by both parties. The contract is in quadruplicate, with each party holding two copies.

Ⅸ、 Annex: details of aboveground buildings, structures and supporting facilities

Party A: Yingxuan Heavy Industry Co., Ltd. Party B: Shandong Hongli Special

Section Tube Co., Ltd

[SEAL]

Legal (authorized) representative:	legal (authorized) representative:

[SEAL]

Signed on: January 1, 2021

Asset Transfer Agreement

Agreement No.: yxzg-yy-hlgg20210101-04

Party A (transferor): Yingxuan Heavy Industry Co., Ltd

Party B (transferee): Shandong Hongli Special Section Tube Co., Ltd

Based on the principle of equality and mutual benefit, Party A and Party B reach the following agreement on the transfer of assets:

Ⅰ、 Basic information of transferred assets

1. The assets transferred under this agreement include land, aboveground buildings, structures, and supporting facilities (four categories below or referred to as “parcels and buildings”) and equipment.

2. Location of the parcels and buildings transferred under this Agreement:

It is located in the east of Baochang Road, the north of North Outer Ring Street, the west of Changle Keyuan Paper Co., Ltd. and the south of Shijiazhuang Street in Changle County.

3. The purpose of the land transferred under this agreement is industrial land.

4. The planned land area of the land transferred under this agreement is 124.2673 mu (82,845 ㎡), and the Real Estate Certificate (Real Estate Certificate No.: LU 2019 Changle County Real Estate No. 0006979, LU 2019 Changle County Real Estate No. 0006982) has been handled.

5. There is no real estate ownership certificate for the aboveground buildings, and the specific area is shown in the appendix.

6. See the appendix for the above ground buildings, structures, supporting facilities and equipment transferred by this agreement.

Ⅱ、 Price and payment

1. The transfer price of the assets mentioned in Article 1 of this agreement transferred by Party A to Party B is 85,207,329.31 yuan (in words: eighty five million two hundred and seven thousand three hundred and twenty-nine yuan and thirty-one cents). This amount includes land value-added tax, excluding other taxes, and other taxes shall be borne by Party B.

Party B shall pay and bear the interest in installments, with an annual interest rate of 7%.

2. Party B has paid a deposit of 15 million yuan (in words, Fifteen million yuan only) on December 31, 2020.

3. Party B shall pay 37 million yuan (in words, thirty seven million yuan in words) to Party A before December 31, 2021.

4. Party B shall pay Party A 32 million yuan (in words, thirty-two million yuan only) before December 31, 2022.

5. Party B shall pay Party A 1,207,329.31 yuan (in words, one million two hundred and seven thousand three hundred and twenty-nine yuan and thirty-one cents) before December 31, 2023.

6. After the signing of this agreement, Party B shall pay interest to Party A annually. The interest payment time is before the 31st day of the last month of each year. The calculation method of interest is (85,207,329.31 yuan - accumulated principal paid) * interest days * annual interest rate /360. The interest days are from the date of signing the contract to the date of each payment node. (for example, on December 31, 2021, the interest payable by Party B is: (85,207,329.31 yuan - accumulated principal paid) * interest days (December 31, 2021 - the date of contract signing)

7. Party B shall pay value-added tax and corresponding additional taxes to Party A within 5 days after receiving the asset transfer invoice issued by Party A. The value-added tax amount is the tax amount specified in the invoice, and the additional tax is charged at 10.5% of the value-added tax amount.

Ⅲ、 Delivery of parcels and buildings, etc

Party A has delivered the land, buildings, structures, supporting facilities and equipment involved in this agreement to Party B before January 1, 2021.

Ⅳ、 Special agreement:

1. After the signing of this agreement, Party A will transfer the land (82,845 ㎡) involved in this agreement to Party B, and Party B will register the property ownership certificate of the building located on the above land to Party B’s name, and all expenses arising from land transfer registration and property ownership registration shall be borne by Party B; In order to guarantee the performance of this agreement, after the transfer and registration of the above-mentioned land and buildings to Party B’s name, if Party B applies for a mortgage loan with the above-mentioned land and buildings, both parties agree that the unexpired amount within the maximum amount of Party B’s loan agreed in this contract will expire in advance, Party B shall handle it at the bank designated by Party A and pay it to Party A unconditionally within 3 days after the mortgage bank makes a loan; If Party B cannot handle the mortgage loan, Party B shall unconditionally cooperate with Party A to handle the procedures of pledge and mortgage of land and real estate with the relevant departments within 5 days after the transfer and registration of land and real estate in the name of Party B. the relevant expenses shall be borne by Party B. If Party B delays in paying or handling, it shall be implemented in accordance with Article 6 of this agreement.

2. The ownership of the building without the property ownership certificate shall be transferred to Party B after Party B has paid all the transfer fees.

3. Whereas Party B has used the land, above ground buildings and supporting facilities and equipment covered by this agreement since January 1, 2021, all taxes and fees such as land use tax and property tax arising from the land, above ground buildings and structures covered by this agreement from January 1, 2021 shall be borne by Party B.

Ⅴ、 Contract termination clause

1. If Party B delays the payment for more than 30 days, Party A has the right to terminate the contract from the date when the notice of termination reaches Party B.

2. If the contract is terminated due to Party B’s breach of contract, or Party B unilaterally proposes to terminate the contract, in view of Party B’s use of the land, plant, equipment, etc. covered by this agreement after the contract takes effect, Party B agrees and pays party A the use fee at the rate of “2 million yuan per month” from the date of the contract taking effect to the date of Party B’s return of the parcels and buildings covered by this agreement, Party A has the right to directly deduct the above usage fees from the payments made by Party B, and Party A has the right to recover the insufficient part separately.

3. If the contract is terminated due to Party B’s reason, Party B shall return the parcels and buildings involved in this agreement to Party A within 10 days from the date of termination of the contract. If the transfer registration and ownership transfer have been handled, Party B shall handle the transfer of ownership to Party A, and the expenses arising therefrom shall be borne by Party B. if the houses and other aboveground buildings and appurtenances built by Party B on the land involved in this agreement, Party B shall demolish and restore the land to its original state within 10 days from the date of termination of the contract. The aboveground buildings and appurtenances that have not been demolished within the time limit shall be treated as abandoned objects. Party A has the right to demolish or retain or take measures to restore the land to its original state. The expenses arising therefrom shall be borne by Party B, and Party A has the right to directly deduct the insufficient part from the amount paid by Party B, Party A has the right to recover.

Ⅵ、 Liability for breach of contract

If Party B fails to pay the transfer amount and interest in accordance with this agreement, it shall pay liquidated damages to Party A at the rate of 0.05% of the unpaid amount payable for each overdue day.

Ⅶ、 Dispute resolution and delivery

1. All disputes arising from this Agreement and the matters related to this Agreement shall be first resolved by both parties through negotiation. If the negotiation fails, it shall be decided by the People’s Court where Party A is located.

2. Party A and Party B have made the following agreements on the various notices and relevant documents of this Agreement and the matters hereof, as well as the delivery addresses and legal consequences of relevant documents and court litigation documents in case of disputes over the matters hereof:

(1) The notification and delivery methods of this Agreement and the matters related to this agreement include written letters, e-mails, text messages, faxes and other methods.

(2) Party A and Party B confirm that the contact information and delivery address are as follows:

Party A:	Party B:
Address:	Address:
Tel:	Tel:
Fax number:	Fax Number:
Email:	Email:

(3) The scope of application of the above contact information and address includes the delivery of all kinds of notices, agreements and other documents when the parties to this Agreement are not suing, as well as relevant documents and court litigation documents when there is a dispute about this Agreement and the related matters of this agreement, and it is also applicable to all stages after the dispute about this Agreement and the related matters of this Agreement enters the judicial proceedings.

(4) Each party to this Agreement and its subsidiary agreements hereby guarantees that the above contact information and service address are accurate and effective. If there is any change in the above contact information and service address, it shall notify the other party or the People’s Court (the dispute has entered judicial proceedings) in writing three working days in advance of the change of service address. If it is delivered by e-mail, fax, SMS, etc., it shall be deemed to be delivered when it is sent according to the e-mail address, fax, mobile phone number agreed in this Agreement; In case of delivery by written mail, if the communication address and contact information provided or confirmed above are inaccurate, or the communication address and contact information are not timely informed to the other party or the People’s Court after change, or the party refuses to sign for it, the date of return of the relevant notice, agreement or litigation document shall be deemed as the date of delivery.

Ⅷ、 This contract takes effect after being signed or sealed by both parties. The contract is in quadruplicate, with each party holding two copies.

Ⅸ、 Annex: details of aboveground buildings, structures, supporting facilities and equipment

Party A: Yingxuan Heavy Industry Co., Ltd.

legal (authorized) representative:

[SEAL]

Party B: Shandong Hongli Special Section Tube Co., Ltd

Legal (authorized) representative:

[SEAL]

Signed on: January 1, 2021

Agreement

Party A: Yingxuan Heavy Industry Co., Ltd. Signing time: January 1st, 2021

Party B: Shandong Hongli Special Section Tube Co., Ltd

Based on the principle of equality and mutual benefit, Party A and Party B reach the following agreement:

Ⅰ、 Basic contents of the agreement

1. Party A has transferred the land from Changle County Economic Development Zone (located in the east of Baochang Road, the north of North Outer Ring Street, the west of Changle Keyuan Paper Co., Ltd. and South of Shijiazhuang Street in Changle County), with an area of 183,625 square meters. The land has not been issued with a Real Estate Certificate, and the related expenses are 27,543,750.00 yuan (in words: Twenty seven million five hundred and forty three thousand seven hundred and fifty yuan only).

2. As Party B uses the above land, both parties agree that the above fee of 27,543,750.00 yuan (in words: Twenty seven million five hundred and forty three thousand seven hundred and fifty yuan only) shall be borne by Party B and paid to Party A.

Ⅱ、 Fees and payment

1. Party B shall pay and bear the interest in installments, with an annual interest rate of 7%.

2. Party B shall pay Party A 10million yuan (ten million yuan in words) before December 31, 2021.

4. Party B shall pay Party A 10million yuan (in words thirty-five million yuan only) before December 31, 2022.

5. Party B shall pay Party A 7,543,750.00 yuan (in words seven million five hundred and forty-three thousand seven hundred and fifty yuan only) before December 31, 2023.

7. Party A shall issue a receipt to Party B after receiving all the expenses from Party B.

After the signing of this agreement, Party B shall pay interest to Party A annually. The interest payment time is before the 31st day of the last month of each year. The calculation method of interest is (27,543,750.00 yuan - accumulated principal paid) * interest days * annual interest rate /360. The interest days are from the date of signing the contract to the date of each payment node. (for example, on December 31, 2021, the interest payable by Party B is: (27,543,750.00 yuan - accumulated principal paid) * interest days (December 31, 2021 - the date of contract signing)

IV、 Special agreement:

1. After applying for the land certificate for the land involved in this agreement, if Party B applies for the mortgage loan with the above land, Party B shall unconditionally pay all the money to Party A within 3 days after the mortgage bank makes a loan; If Party B cannot obtain the mortgage loan, Party B shall unconditionally cooperate with Party A to handle the pledge, mortgage and other procedures of land and real estate with the relevant departments within 5 days after the land is registered in Party B’s name, and the relevant expenses shall be borne by Party B. If Party B delays in paying or handling, it shall be implemented in accordance with Article 6 of this agreement.

2. Whereas Party B has commenced the usage of the land involved in this agreement from January 1, 2021, the property tax and all the other tax shall be borne by Party B on the land shall be borne by Party B.

V、 Contract termination clause

If Party B delays the payment for more than 30 days, Party A has the right to terminate the contract from the date when the notice of termination reaches Party B.

VI、 Liability for breach of contract

If Party B fails to pay the fees and interests involved in this agreement in accordance with this agreement, it shall pay liquidated damages to Party A at the rate of 0.05% of the unpaid amount payable for each overdue day.

VII、 Dispute resolution and delivery

1. All disputes arising from this Agreement and the matters related to this Agreement shall be first resolved by both parties through negotiation. If the negotiation fails, it shall be decided by the People’s Court where Party A is located.

2. Party A and Party B have made the following agreements on the various notices and relevant documents of this Agreement and the matters hereof, as well as the delivery addresses and legal consequences of relevant documents and court litigation documents in case of disputes over the matters hereof:

(1) The notification and delivery methods of this Agreement and the matters related to this agreement include written letters, e-mails, text messages, faxes and other methods.

(2) Party A and Party B confirm that the contact information and delivery address are as follows:

Party A:	Party B:
Address:	Address:
Tel:	Tel:
Fax number:	Fax Number:
Email:	Email:

(3) The scope of application of the above contact information and address includes the delivery of all kinds of notices, agreements and other documents when the parties to this Agreement are not suing, as well as relevant documents and court litigation documents when there is a dispute about this Agreement and the related matters of this agreement, and it is also applicable to all stages after the dispute about this Agreement and the related matters of this Agreement enters the judicial proceedings.

(4) Each party to this Agreement and its subsidiary agreements hereby guarantees that the above contact information and service address are accurate and effective. If there is any change in the above contact information and service address, it shall notify the other party or the People’s Court (the dispute has entered judicial proceedings) in writing three working days in advance of the change of service address. If it is delivered by e-mail, fax, SMS, etc., it shall be deemed to be delivered when it is sent according to the e-mail address, fax, mobile phone number agreed in this Agreement; In case of delivery by written mail, if the communication address and contact information provided or confirmed above are inaccurate, or the communication address and contact information are not timely informed to the other party or the People’s Court after change, or the party refuses to sign for it, the date of return of the relevant notice, agreement or litigation document shall be deemed as the date of delivery.

VIII、 This contract takes effect after being signed or sealed by both parties. The contract is in quadruplicate, with each party holding two copies.

IV、 Annex: details of aboveground buildings, structures, supporting facilities and equipment

Party A: Yingxuan Heavy Industry Co., Ltd.

legal (authorized) representative:

[SEAL]

Party B: Shandong Hongli Special Section Tube Co., Ltd

Legal (authorized) representative:

[SEAL]